UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2022

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
8711 River Crossing Blvd.
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (317)
808-6000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On June 24, 2022, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), as borrower, Duke Realty Corporation, an Indiana corporation (the “General Partner”), as general partner and guarantor, entered into Amendment No. 1 to Amended and Restated Revolving Credit Agreement (“Amendment No. 1”), whereby the Operating Partnership’s existing Amended and Restated Revolving Credit Agreement, dated as of March 26, 2021, among the Operating Partnership, the General Partner and certain subsidiaries of the Operating Partnership, JPMorgan Chase Bank, N.A., as Administrative Agent, and certain lenders and other parties thereto was amended (the “Existing Credit Agreement” and as amended by Amendment No. 1, the “Amended Credit Agreement”).
The Amended Credit Agreement amends the Existing Credit Agreement to, among other things: (1) establish New Term Loans (as such term is defined in the Amended Credit Agreement) in the aggregate amount of $500,000,000; (2) adjust the interest rate to bear interest at a benchmark rate based on the Secured Overnight Financing Rate (SOFR), as determined in accordance with the Amended Credit Agreement; and (3) consent to occurrence of the previously announced planned merger with Prologis, Inc. (“Prologis”) and certain of its subsidiaries, subject to the satisfaction of certain terms and conditions including the repayment and termination of the revolving credit facility (but not the New Term Loans) substantially concurrently with the occurrence of the merger.
The above summary of the Amended Credit Agreement is qualified in its entirety by reference to the full text of the Amendment No. 1, a copy of which is attached to this Current Report on Form
8-K
as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 regarding the Amended Credit Agreement is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated June 24, 2022, by and among Duke Realty Limited Partnership, Duke Realty Corporation, certain subsidiaries of Duke Realty Limited Partnership, J.P. Morgan Chase Bank, N.A., as Administrative Agent, and the several banks, financial institutions and other entities from time to time parties thereto as lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and the General Partner operate as well as beliefs and assumptions of Prologis and the General Partner. Such statements involve uncertainties that could significantly impact Prologis’ or the General Partner’s financial results and ability to consummate the proposed merger. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that Prologis or the General Partner expects or anticipates will occur in the future — including statements relating to any possible transaction between Prologis and the General Partner, Prologis’ and the General Partner’s respective debt, capital structure and financial position — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis and the General Partner believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Prologis nor the General Partner can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and the General Partner’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Prologis and the General Partner management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that the General Partner’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Prologis and the General Partner to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Prologis common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; and (xii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and the General Partner’s respective Annual Reports on Form
10-K
for the year ended December 31, 2021. Neither Prologis nor the General Partner undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.
Additional Information
In connection with the proposed transaction, Prologis will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form
S-4
(“Form
S-4”),
which will include a document that serves as a prospectus of Prologis and a joint proxy statement of Prologis and the General Partner (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM
S-4
AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to Prologis’ and the General Partner’s shareholders. Investors and security holders will be able to obtain the Form
S-4
and the joint proxy statement/prospectus free of charge from the SEC’s website or from Prologis or the General Partner. The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the SEC Filings section of
www.ir.prologis.com
or at the SEC’s website at
www.sec.gov
. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111. The documents filed by the General Partner with the SEC may be obtained free of charge at the General Partner’s website at the SEC Filings section of
http://investor.dukerealty.com
or at the SEC’s website at
www.sec.gov
. These documents may also be obtained free of charge from the General Partner by requesting them from Investor Relations by mail at 8711 River Crossing Blvd. Indianapolis, IN 46240.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation
Prologis and the General Partner and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, its proxy statement dated March 25, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form
8-K/A
filed with the SEC on April 5, 2022. Information about the General Partner’s directors and executive officers is available in the General Partner’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, its proxy statement dated March 2, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form
8-K
filed with the SEC on April 27, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or the General Partner as indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By:	Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary
Dated: June
30
, 2022